EATON VANCE GLOBAL GROWTH FUND Supplement to Statement of Additional Information dated January 1, 2006

1. The following replaces the table relating to "Global Growth Portfolio" under "Portfolio Managers" in "Investment Advisory and Administrative Services":

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Global Growth Portfolio**	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Edward R. Allen, III
Registered Investment Companies	3	$285.3	0	$0
Other Pooled Investment Vehicles	1	$ 20.0	0	$0
Other Accounts	687	$985.0	0	$0
Arieh Coll
Registered Investment Companies	4	$334.3	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Thomas N. Hunt, III
Registered Investment Companies	3	$285.3	0	$0
Other Pooled Investment Vehicles	1	$ 20.0	0	$0
Other Accounts	687	$985.0	0	$0
*In millions of dollars.
**As of July 31, 2006.

2. The following replaces the table relating to Fund shares beneficially owned by each portfolio manager as of a Fund’s most recent fiscal year ended August 31, 2005 and in all Eaton Vance Funds as of December 31, 2005 under "Portfolio Managers" in "Investment Advisory and Administrative Services":

	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds

Fund Name and Portfolio Manager
Global Growth Fund
Edward R. Allen, III	None*	$0 - $10,000
Arieh Coll	$50,001 - $100,000*	over $1,000,000
Thomas N. Hunt, III	None*	$50,001 - $100,000
Growth Fund
Arieh Coll	over $1,000,000	over $1,000,000

*As of July 31, 2006.

September 13, 2006